                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 M-WAVE, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                                                                          [LOGO]

                                  M-WAVE, INC.
                              216 Evergreen Street
                          Bensenville, Illinois  60106


To Our Stockholders:

  You are invited to attend the Annual Meeting of Stockholders of M-Wave, Inc. to be held at the Union League Club, 65 West Jackson, Chicago, Illinois, on Wednesday, June 4, 1997 at 10:00 a.m. local time. We are pleased to enclose the notice of our annual stockholders meeting, together with a Proxy Statement, a Proxy and an envelope for returning the Proxy.

  Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you plan to attend the meeting, please so indicate by marking the box on the Proxy. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

  If you have any questions or need assistance in how to vote your shares, please call Investor Relations at (630) 860-9542. Your time and attention to this letter and the accompanying Proxy Statement and Proxy is appreciated.

                                            Sincerely,


                                            Joseph A. Turek
                                            Chairman and Chief Executive Officer



May 5, 1997

                                                                   [M-Wave Logo]

                                  M-WAVE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


  The Annual Meeting of Stockholders of M-Wave, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, June 4, 1997 at 10:00 a.m. local time, at the Union League Club, 65 West Jackson, Chicago, Illinois, for the following purposes:

  1. To elect one Class II Director for a term expiring in 2000;

  2. To consider and vote on the approval of the Company's Amended and Restated 1992 Stock Option Plan;

  3. To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for the 1997 fiscal year; and

  4. To transact such other business that is properly brought before the meeting.

  Only holders of Common Stock of record on the books of the Company at the close of business on April 21, 1997 will be entitled to vote at the Annual Meeting.

  The Board of Directors' nominee for Director is set forth in the accompanying Proxy Statement.

  YOUR VOTE IS IMPORTANT. ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN YOUR PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you plan to attend the Annual Meeting, please so indicate by marking the box on the Proxy. Any stockholder attending the Annual Meeting may vote in person even if the stockholder returned a Proxy.

                                            By Order of the Board of Directors


                                            Paul H. Schmitt
                                            Secretary

Chicago, Illinois
May 5, 1997

                THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH
              REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  M-WAVE, INC.
                              216 Evergreen Street
                          Bensenville, Illinois  60106



                                PROXY STATEMENT

  Proxies in the accompanying form are being solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders on Wednesday June 4, 1997, or at any adjournment thereof. The Annual Meeting will be held at the Union League Club, 65 West Jackson, Chicago, Illinois, at 10:00 a.m. local time. The Proxy Statement and the form of Proxy are being mailed to stockholders commencing on or about May 5, 1997.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

  Any stockholder who executes and returns a Proxy may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy.

RECORD DATE

  Stockholders of record at the close of business on April 21, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 3,049,806 shares of Common Stock, $.01 par value of the Company (the "Common Stock"), were issued and outstanding.

VOTING AND SOLICITATION

  Holders of Common Stock of record as of the close of business on the Record Date are entitled to one vote per share of Common Stock. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

  A plurality of the votes cast at the Annual Meeting is required to elect directors. The affirmative vote of the holders of a majority of the shares of Common Stock present (either in person or by proxy) and entitled to vote at the Annual Meeting is required to (i) approve the Company's Amended and Restated 1992 Stock Option Plan and (ii) ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for 1997. In accordance with Delaware law and the Company's Certificate of Incorporation and Bylaws, (i) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR" or "WITHHELD" are counted to determine the total number of votes cast, and broker non-votes are not counted, and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR", "AGAINST", or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted.

  The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telecopier.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

  Proposals of stockholders which are intended to be presented by such stockholders at the Company's next annual meeting of stockholders to be held in 1998 must be received by the Company no later than January 4, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting.


          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 28, 1997 by (i) each person known to the Company to beneficially own 5% or more of the Company's Common Stock, (ii) each of the Directors and executive officers of the Company, and (iii) all executive officers and directors of the Company as a group. The number of shares of Common Stock shown as owned below assumes the exercise of all currently exercisable options held by the applicable person or group, and the percentage shown assumes the exercise of such options and assumes that no options held by others are exercised. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names. For purposes of the following table, each person's "beneficial ownership" of the Company's Common Stock has been determined in accordance with the rules of the Securities and Exchange Commission ("SEC").

                                                                                Number             Percentage
                                                                              of Shares             of Shares
                                                                             Beneficially         Beneficially
                                       Name of Beneficial Holder                 Owned                Owned
                                       -------------------------             ------------         ------------
                           Joseph A. Turek(1)  . . . . . . . . . . . .          797,000               25.7
                           First Chicago Entities(2) . . . . . . . . .          875,000               28.7
                           Heartland Advisors, Inc.(3) . . . . . . . .          395,400               13.0
                           Eric C. Larson(4) . . . . . . . . . . . . .           87,500                2.9
                           Timothy A. Dugan(4) . . . . . . . . . . . .           87,500                2.9
                           Michael Bayles  . . . . . . . . . . . . . .           18,181                  *
                           Paul Schmitt(5) . . . . . . . . . . . . . .           25,000                  *
                           Lavern D. Kramer(6) . . . . . . . . . . . .           11,500                  *
                           All Directors and executive officers as
                               a group (7 persons)(7)  . . . . . . . .          939,181                30.0

---------------------
*   Less than 1%.

(1) Includes 50,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(2) Based on a Schedule 13D and Schedule 13G filed with the SEC, the shares listed as owned by the "First Chicago Entities" are held of record and beneficially by the following entities in the following amounts: First Chicago Equity Corporation ("First Chicago") (787,500 shares); and Cross Creek Partners II ("Cross Creek") (87,500 shares). First Chicago has the sole power to vote 787,500 shares of Common Stock and to dispose of 694,464 shares of Common Stock. First Chicago is a wholly-owned subsidiary of First Chicago NBD Corporation. Messrs. Larson and Dugan are general partners of Cross Creek.

(3) Based on a Schedule 13G filed with the SEC with respect to 395,400 shares of Common Stock which Heartland Advisors, Inc., in its capacity as investment advisor, may be deemed to beneficially own.

(4) Messrs. Larson and Dugan do not own any shares individually; however, by reason of their positions as general partners of Cross Creek, each may be deemed to beneficially own all of the shares owned by Cross Creek, with shared voting and investment power over those shares. Each of Messrs. Larson and Dugan disclaims beneficial ownership of all such shares.

(5) Includes 25,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(6) Includes 10,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(7) Includes 85,000 shares which may be acquired by directors and executive officers of the Company upon the exercise of immediately exercisable options. See footnotes 1, 4, 5, 6, and 7.

The addresses of the persons shown in the table above who are beneficial owners of more than 5% of the Company's Common Stock are: Mr. Turek, c/o M-Wave, Inc., 216 Evergreen Street, Bensenville, Illinois 60106; First Capital and Cross Creek, c/o First Chicago NBD Corporation, Three First National Plaza, Chicago, Illinois 60670-0610; and Heartland Advisors, Inc., 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

         The First Chicago Entities and Joseph A. Turek are parties to a Shareholders Agreement dated July 21, 1993 (the "Shareholders Agreement"). Pursuant to the Shareholders Agreement, Mr. Turek has agreed to vote his shares of Common Stock in favor of the election to the Company's Board of Directors of the greater of two, or one third of the total number of Directors of the Company, designated by the First Chicago Entities. The First Chicago Entities have also agreed to vote all of the shares of Common Stock they purchased from Mr. Joel Dryer, former Chairman of the Company, in favor of the election of Mr. Turek to the Board of Directors of the Company. Messrs. Eric C. Larson and Timothy A. Dugan are directors of the Company who have been designated by the First Chicago Entities pursuant to the Shareholders Agreement.

         In addition, subject to certain exceptions, Mr. Turek has agreed in the Shareholders Agreement not to sell or otherwise transfer, in the aggregate, in excess of that number of shares of Common Stock which is achieved by multiplying 100,000 by the sum of one plus the number of full years elapsed since July 21, 1993 (except for sales made in connection with a registered offering in which the First Chicago

Entities also participate), unless the First Chicago Entities have previously disposed of in excess of such amount, in which case Mr. Turek is entitled to dispose of that number of shares of Common Stock as shall have been previously been sold by the First Chicago Entities less that number of shares of Common Stock previously sold by Mr. Turek in accordance with the Shareholders Agreement. Pursuant to the Shareholders Agreement, Mr. Turek has the right to participate in any registered sale of Common Stock effected by the First Chicago Entities in accordance with the Registration Rights Agreement (as defined below) or in any other sale effected by the First Chicago Entities, subject to certain limitations. Each of Mr. Turek and the First Chicago Entities are granted rights of first refusal under the Shareholders Agreement with respect to shares of Common Stock proposed to be sold by the other. The Shareholders Agreement terminates at such time as the First Chicago Entities shall hold less than 25% of the Common Stock originally acquired by them from Mr. Dryer on July 21, 1993.


                              SECTION 16 REPORTING

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater-than-10% beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% during or with respect to the year ended December 31, 1996 were met.


1. ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, each of whose members serve for a staggered three-year term. The Board is comprised of two Class I Directors (Eric C. Larson and Timothy A. Dugan), one Class II Director (Joseph A. Turek) and one Class III Director (Lavern D. Kramer). The current term of the Class II Director ends upon the election of directors at this Annual Meeting. The terms of the Class III Director and the Class I Directors end upon the election of directors at the annual meeting of stockholders in 1998 and 1999, respectively.

         The Board of Directors has nominated Mr. Joseph A. Turek to stand for reelection as a Class II Director for a three-year term ending upon the election of directors at the 2000 annual meeting of stockholders.

         At the Annual Meeting, the shares of Common Stock represented by Proxies in the form accompanying this Proxy Statement, unless otherwise specified, will be voted to reelect Mr. Turek as a Class II Director. Mr. Turek has agreed to serve if elected. However, if Mr. Turek becomes unable or unwilling to serve if elected, the Proxies will be voted for the election of the person, if any, recommended by the Board of Directors or, in the alternative, for holding a vacancy to be filled by the Board of Directors. The Board of Directors has no reason to believe that Mr. Turek will be unable or unwilling to serve.

         THE BOARD OF DIRECTORS RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" ITS NOMINEE.

NOMINEE FOR ELECTION AT THE ANNUAL MEETING

         JOSEPH A. TUREK is the founder of the Company and has served as Chairman of the Board and Chief Executive Officer since June 1993 and as a director of the Company since 1988. Mr. Turek served as President of the Company from 1988 to February 1997. Mr. Turek served for more than five years in various positions at West-Tronics, Inc., a manufacturer of low frequency circuit boards and a contract assembler of electronic products, with his last position as President in 1987 and 1988. West-Tronics entered into an assignment for the benefit of creditors in December 1988 pursuant to which the Company purchased the assets and assumed certain liabilities of West-Tronics, Inc. He received a B.S.E.E. degree from the University of Notre Dame and a M.B.A. degree from Northwestern University.



DIRECTORS CONTINUING IN OFFICE UNTIL 1998 ANNUAL MEETING

         LAVERN D. KRAMER has been a director of the Company since April 1992. Mr. Kramer has been the President of Kester Solder, a division of Litton Industries, since 1970. He is a member of the Board of Directors and Executive Committee of the Lead Industries Association. Mr. Kramer received a B.S.C. degree from International College.

DIRECTORS CONTINUING IN OFFICE UNTIL 1999 ANNUAL MEETING

         ERIC C. LARSON has been a director of the Company since November 1993. Mr. Larson has been employed by The First National Bank of Chicago and its affiliates in various capacities since May 1984. Since January 1991, he has served as a Managing Director in First Chicago Equity Capital. Prior thereto Mr. Larson served as an Investment Manager with First Chicago Venture Capital. Mr. Larson is also a General Partner of Cross Creek Partners, an investment partnership comprised of the managers of First Chicago Equity Capital. He is a director of Daka International, Inc. Mr. Larson received a B.A. degree from Harvard College, an M.A. degree from the University of Michigan and an M.B.A. degree from the University of Chicago.

         TIMOTHY A. DUGAN has been a director of the Company since November 1993. Mr. Dugan has been employed by The First National Bank of Chicago in various capacities since July 1987. Since July 1990, he has served as Vice President of First Chicago Equity Capital. Mr. Dugan is also a General Partner of Cross Creek Partners, an investment partnership comprised of the managers of First Chicago Equity Capital. He is a member of the Board of Directors of Daka International, Inc., Dealers Monitoring Alliance Corporation, Inc. and Pacer Propane, Inc. Mr. Dugan received B.S.E.E. and B.A. degrees from Stanford University and an M.B.A. degree from the University of Chicago.

2.      APPROVAL OF THE AMENDED AND RESTATED M-WAVE, INC. 1992 STOCK OPTION
        PLAN

         The Company's 1992 Stock Option Plan was adopted by the Board of Directors of the Company and approved by the Company's stockholders in February 1992. The Board of Directors subsequently adopted an amendment and restatement of the Company's 1992 Stock Option Plan (as so amended and restated, the "Existing Plan") in April 1995, and the Existing Plan was approved by the Company's
stockholders in June 1995.   The Board of Directors has unanimously approved an
amendment and restatement to the Existing Plan (as so amended and restated, the "Restated Plan"), subject to stockholder approval. The principal changes that would result from the Restated Plan are: (i) an increase in the aggregate number of shares of Common Stock of the Company available for the exercise of options granted under the Plan from 500,000 to 750,000; and (ii) an increase in the limit on the number of shares as to which options may be granted to any grantee in any calendar year from 75,000 to 215,000.

         The summary of the Restated Plan that appears below is qualified in its entirety by reference to the full text of the Restated Plan, the text of which is set forth in its entirety in Exhibit A.

PURPOSE OF THE RESTATED PLAN

         The primary purpose of the Restated Plan is to encourage key employees and directors of the Company and its subsidiaries to acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its subsidiaries and their desire to remain employed by, or a director of, the Company and its subsidiaries. The Restated Plan is also intended to attract, employ and retain key employees and directors and to provide such directors and employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its subsidiaries.

SHARES AVAILABLE UNDER THE RESTATED PLAN

         Under the Existing Plan, there are currently 500,000 shares of Common Stock reserved for issuance on account of the exercise of non-qualified stock options. Under the Restated Plan, the number of shares available for issuance is increased to 750,000. If and to the extent an option expires or terminates for any reason without having been exercised in full, the shares of the Company's Common Stock associated with such option will become available for other options under the Restated Plan. The Restated Plan provides that the stock option committee of the Company's Board of Directors (the "Committee") may make equitable adjustments to the aggregate number of shares of the Company's Common Stock available pursuant to the Restated Plan, the limit on the number of shares as to which options may be granted to any grantee in any calendar year, the number of shares covered by an option and the exercise price of options to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, asset spin-off, reorganization, or similar event, of or by the Company.

         The Existing Plan currently provides that a maximum of 75,000 shares of Common Stock may be subjected to options granted to any particular individual in any calendar year. Under the Restated Plan, the maximum number of shares as to which options may be granted to any particular individual in any calendar year is increased to 215,000.

INTERESTED PARTIES

         All of the Company's directors and executive officers have a potential interest in the proposed Restated Plan in that they are eligible to receive options under the Restated Plan. Effective February 3, 1997, in connection with the approval of a new employment agreement with Mr. Michael Bayles, the Company's President and Chief Operating Officer, by the Board of Directors (see "Executive Officers' Compensation--Employment Agreements" below) , the Compensation Committee of the Board granted to Mr. Bayles an option to purchase 210,000 shares of Common Stock (representing approximately 8% of the then-outstanding shares of Common Stock), subject to the approval of the proposed Restated Plan by the Company's stockholders. As described in the table below, the option becomes exercisable in three annual installments commencing on February 3, 1998 at the exercise prices set forth below. As of April 29, 1997, the closing price of the Common Stock on the NASDAQ National Market was $2-5/8.

                # of Shares               Date             Exercise
                  Subject                First               Price
                 to Option            Exercisable          Per Share
                 ---------            -----------          ---------

                   20,000                2/3/98             $ 2.75
                   28,000                2/3/98             $ 7.50
                   36,000                2/3/98             $10.00

                   17,500                2/3/99             $ 2.75
                   24,500                2/3/99             $ 7.50
                   31,500                2/3/99             $10.00

                   12,500                2/3/00             $ 2.75
                   17,500                2/3/00             $ 7.50
                   22,500                2/3/00             $10.00



The option expires on February 3, 2007.

         The table below sets forth, in the format required by the rules of the SEC, all specific grants that the Company has made, subject to stockholder approval of the proposed Restated Plan, or presently proposes to make if the Restated Plan is approved by stockholders. Additional grants may be made from time to time in the future.

                                               NEW PLAN BENEFITS
                                  AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                                                                                       Number
                  Name and Position                           Dollar Value ($)        of Units
                ---------------------                         ----------------        --------
            Joseph A. Turek
            (Chairman and CEO)   . . . . . . . . . . . . .          -0-                     -0-

            Michael Bayles
            (President and Chief Operating Officer)  . . .     Indeterminate*           210,000

            All current executive officers as a group  . .     Indeterminate*           210,000

            All current directors who are not executive
                officers as a group  . . . . . . . . . . .          -0-                     -0-



                                                                NEW PLAN BENEFITS
                                                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                             All employees, including all current
                                 officers who are not executive officers,
                                 as a group   . . . . . . . . . . . . . . .          -0-                     -0-


------------------------------------

* Dollar value will be realized only to the extent that the market value of the Common Stock on the date the option is exercised exceeds the exercise price of the option.


GRANTS

         Under the Existing Plan, as of February 3, 1997, authority existed to grant options with respect to an additional 181,250 shares of Common Stock (subject to adjustment as discussed above). Effective on February 3, 1997, the Board of Directors granted to Mr. Bayles an option to purchase 210,000 shares of Common Stock, subject to stockholder approval of the Restated Plan. No other option grants have been made since February 3, 1997. Therefore, after giving effect to the increase in the number of shares of Common Stock available for exercise of options granted under the Restated Plan from 500,000 to 750,000, the Committee would have authority to grant options with respect to an additional 221,250 shares of Common Stock (subject to adjustment as discussed above).

ADMINISTRATION OF THE RESTATED PLAN

         The Committee, which consists of at least two members of the Board of Directors of the Company, administers and interprets the Restated Plan.

         Subject to the terms of the Restated Plan, the Committee has the authority: (i) to grant options; (ii) to determine when options may be granted, the option price and the individuals to whom options shall be granted; (iii) to interpret the Restated Plan and to make all determinations necessary or advisable for the administration of the Restated Plan; (iv) to prescribe, amend, and rescind rules relating to, and consistent with, the Restated Plan;
(v) to determine the terms and provisions of the written agreements by which all options shall be granted and, with the consent of the grantee, to modify any such option agreement at any time; (vi) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any option; (vii) to make adjustments or modifications to options to grantees employed outside the United States; and (viii) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of options as the Committee may deem appropriate.

ELIGIBLE PARTICIPANTS IN THE RESTATED PLAN

         Options may be granted to any employee or director of the Company or any of its subsidiaries. To date, a total of 44 employees and 3 directors have been granted options under the Existing Plan.

TERMS OF OPTIONS

         The exercise price of each non-qualified stock option granted under the Restated Plan must at least equal 80% of the fair market value of the underlying shares of Common Stock on the date of grant, and the maximum term of such an option may not exceed 10 years.

         No option granted under the Restated Plan is transferable by the holder other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the holder only by such holder. The Restated Plan provides that any option granted under the Restated Plan terminates (i) on the date of grantee's termination of employment with the Company or any subsidiary for Cause (as defined) or (ii) 30 days after a grantee's termination of employment with the Company or any subsidiary other than by reason of Cause; provided that the Committee has discretion to extend the exercisability of options after a grantee's termination of employment (other than by reason of Cause) beyond 30 days to any longer period up to the full remaining term of the option.

         The exercise price of any option granted under the Restated Plan may be paid in cash or with shares of Common Stock valued at their fair market value on the date they are tendered. The Restated Plan terminates on February 28, 2002, unless earlier terminated by the Board of Directors. The Restated Plan permits the Committee to grant substitute options for any canceled options granted under the Restated Plan. If the Committee cancels any option, and a new option is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new option subject to the express provisions of the Restated Plan relating to new option grants.


         The Restated Plan provides that each option granted is exercisable in one or more installments commencing not less then six months after the grant date unless otherwise determined by the Committee and that the Committee, in its sole discretion, has the authority to accelerate the exercisability of outstanding options. The Restated Plan also provides for the automatic acceleration of the exercisability of all outstanding options (regardless of when granted) in the event of a Change of Control of the Company. For this purpose, a "Change of Control" would include certain acquisitions or holdings of beneficial ownership of 40% or more of the outstanding Common Stock; certain changes in the composition of a majority of the Board of Directors; and stockholder approval of certain extraordinary corporate transactions, including mergers involving the Company which result in less than 60% of the surviving entity being owned by the stockholders of the Company.


MODIFICATIONS OF THE RESTATED PLAN

         The Board of Directors of the Company is authorized to amend or modify the Restated Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required under the listing requirements of any national securities exchange or national market system on which any of the Company's equity securities are listed.

FEDERAL INCOME TAX IMPLICATIONS OF THE RESTATED PLAN

         The following discussion summarizes certain federal income tax consequences of participation in the Restated Plan based on the law in effect on April 28, 1997. This summary of certain federal income tax consequences of participation in the Restated Plan does not cover federal employment tax or other federal tax consequences that may be associated with the Restated Plan, nor does it cover state, local or non-U.S. taxes.

         Stock Options. All of the options granted under the Restated Plan are non-qualified stock options for Federal income tax purposes. Accordingly, an optionee will not realize income upon the grant of such an option; however, in any year in which an optionee exercises a part or all of such option, the excess, if any, of the fair market value of the shares at the date of exercise over the option price will be taxed as compensation at ordinary income tax rates, and the Company will be entitled to a tax deduction for a like amount in the same year.

         Withholding. The Company is required to withhold income taxes with respect to income received upon the exercise of a non-qualified stock option. With the approval of the Committee and subject to conditions specified in the Restated Plan, the grantee can elect to have the Company retain, upon option exercise, shares sufficient to satisfy such grantee's tax obligations with respect to the option exercise.

         The Company's Federal income tax deduction as discussed above is subject to the limitations of Section 162(m) of the Internal Revenue Code. In general, Internal Revenue Code Section 162(m), subject to certain exceptions, denies the Company a deduction for compensation payable to its Chief Executive Officer and its other four highest-paid executive officers named in the Company's proxy statement, if any, to the extent that such compensation (including taxable "spread" realized upon the exercise of non-qualified stock options) exceeds $1 million in any taxable year. For this purposes "spread" means the excess of the market value of the Common Stock on the date the option is exercised over the exercise price of the option. Option spread generally does not count as compensation for the purpose of determining whether an executive officer has received compensation in excess of $1 million in a year if (i) the option plan has been approved by holders of a majority of the shares voted with respect thereto, (ii) the plan limits the number of shares as to which options may be granted in a specific period to any individual; and (iii) the amount of compensation an individual could receive from the option is based solely on an increase in the value of stock after the date the options are granted. Although the Compensation Committee has no present intention to do so, the Restated Plan permits the grant of an option with an exercise price less than 100% of the market value of the Common Stock on the date of grant. The spread on such an option would count as compensation for purposes of the $1 million limit. Moreover, a portion of spread in connection with the exercise of an option the exercisability of which has been accelerated in connection with a change of control may not be deductible by the Company and may result in the optionee becoming subject to a 20% excise tax on a portion of the spread.

       YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESTATED PLAN

         The Board of Directors believes that the adoption of the Restated Plan will promote the interests of the Company and its stockholders and help the Company to attract, motivate and retain employees. Accordingly, the Board of Directors has approved the Restated Plan and recommends that stockholders vote "FOR" the Restated Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

         Mr. Joseph A. Turek and the First Chicago Entities, which beneficially own in the aggregate approximately 54% of the Company's outstanding Common Stock, have agreed with Mr. Michael Bayles, the Company's President and Chief Operating Officer, to vote in favor of the approval of the Restated Plan. See "Executive Officers' Compensation-Employment Agreements."

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         The Board of Directors of the Company held seven meetings during 1996. The Board of Directors also has an Audit Committee and a Compensation Committee. The Audit Committee held two meetings and the Compensation Committee held one meeting during 1996. The Committees received their authority and assignments from the Board of Directors and report to the Board of Directors. Other than Mr. Irwin Katz, no Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served during the period for which he was a member of the Board.

         Messrs. Kramer and Larson are members of the Audit Committee.
The Audit Committee recommends the engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors. The Committee also reviews and evaluates the Company's accounting principles and its system of internal accounting controls.

         Messrs. Dugan and Kramer are the members of the Compensation Committee. The Compensation Committee reviews and approves the Company's executive compensation policy, makes recommendations concerning the Company's employee benefit policies, and has authority to administer the Plan.


                           COMPENSATION OF DIRECTORS

         The Company does not pay any direct compensation to Directors. Mr. Kramer, who is a non-employee director of the Company, received stock options in April 1992 for 10,000 shares of Common Stock under the Plan.


                        EXECUTIVE OFFICERS' COMPENSATION

         The following table shows the compensation paid by the Company to the Company's Chief Executive Officer during 1996. No other executive officer of the Company had a total annual salary and bonus for 1996 which exceeded $100,000.

SUMMARY COMPENSATION TABLE
                                                                                    Long Term Compensation
                                                                                    ----------------------
                                        Annual Compensation                          Awards          Payouts
                           ---------------------------------------------        ----------------    ---------
                                                                             Restricted Securities
 Name and                                                   Other Annual        Stock   Underlying     LTIP
 Principal                           Salary      Bonus      Compensation      Award(s)   Options/    Payouts
  Position                 Year        ($)        ($)          ($)(1)           ($)       SARs (#)      ($)
 ---------                 ----      -------     -----       -----            ------     ---------   --------
Joseph A. Turek            1996     $120,000      none          none            none       none        none
(Chairman and CEO)         1995     $120,000      none          none            none      75,000       none
                           1994     $ 46,000(2)   none          none            none       none        none

---------------------------
(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus.

(2) Mr. Turek received prepaid compensation during 1992 in the amount of $44,000 for services performed in 1994.

         On February 3, 1997, the Company entered into an employment agreement (the "Bayles Employment Agreement") with Mr. Michael Bayles that provides for Mr. Bayles to serve as President and Chief Operating Officer of the Company. For a description of the Bayles Employment Agreement, see "Employment Agreements" below.

EMPLOYMENT AGREEMENTS

         The Company has an employment agreement (the "Turek Employment Agreement") with Mr. Turek that provides for Mr. Turek to serve as Chairman of the Board and Chief Executive Officer of the Company through December 31, 1997 (the "Term"). Under the Turek Employment Agreement, Mr. Turek is entitled to: a base annual salary in 1995 of $120,000, subject to adjustment in each of 1996 and 1997 for inflation; an annual bonus of up to 100% of his base salary based on the Company's performance relative to annual goals to be established by the Compensation Committee; and participation in any employee plans or other perquisites which are available to other executives of the Company.

         The Turek Employment Agreement also provides that upon Mr. Turek's termination of employment for any reason other than by the Company for cause or a voluntary termination by Mr. Turek, he will be entitled to receive: (i) his base salary throughout the remainder of the Term or one year, whichever is greater; and (ii) medical coverage for himself and his dependents during his lifetime comparable to the coverage offered from time to time to senior executives of the Company, with the cost of such coverage to be paid by the Company throughout the remainder of the Term and one year thereafter. Mr. Turek and his dependents are also entitled to medical coverage as described in clause (ii) of the preceding sentence if Mr. Turek's employment is not terminated during the Term. The Company has also agreed that upon expiration of the Term or upon termination of employment for any reason other than by the Company for cause or a voluntary termination by Mr. Turek, it will transfer to Mr. Turek the ownership and beneficiary of the $1,000,000 whole life insurance policy covering Mr. Turek, which is currently owned by the Company with the Company as beneficiary.

         The Bayles Employment Agreement provides for Mr. Bayles to serve as President and Chief Operating Officer of the Company. Under the Bayles Employment Agreement, Mr. Bayles is entitled to an annual base salary of $190,000 and, if he remains employed by the Company until February 3, 1998, a signing bonus on such date equal to $47,500. Mr. Bayles is also entitled to an annual bonus of up to 50% of his base salary (25% for 1997) based on the Company's performance relative to annual financial targets. In addition, Mr. Bayles is entitled to participate in the benefit programs currently available to senior management employees of the Company.

         The Bayles Employment Agreement continues until the first to occur of his death, disability or termination of employment for any reason. If Mr. Bayles is terminated by the Company without Cause (as defined therein), then Mr. Bayles is entitled to receive his base salary and health insurance premiums for six months or, if earlier, the date on which he obtains alternative employment.

         In connection with the Bayles Employment Agreement, Mr. Bayles received an option to purchase 210,000 shares of Common Stock, subject to the approval of the Restated Plan by the Company's stockholders. See "2. Approval of the Amended and Restated M-Wave, Inc. 1992 Stock Option Plan--Interested Parties." Mr. Bayles also purchased 18,181 shares of Common Stock from the Company at $2.75 per share, the fair market value of the Common Stock on the purchase date. The Bayles Employment Agreement provides that if Mr. Bayles is terminated for Cause or for Underperformance (as defined therein), the Company will be entitled to repurchase any Common Stock owned by Mr. Bayles on the date of termination which he received as a result of his exercise of stock options at the price he paid for such Common Stock, and any unexercised options will be cancelled. The Bayles Employment Agreement also provides for certain participation rights and obligations of Mr. Bayles relating to any future transactions in which either or both of Mr. Turek or the First Chicago Entities sells all or substantially all of his or their Common Stock.

BONUS PLAN

         Although there is no formal written plan, it is the Company's practice to grant discretionary cash bonuses to the Team Leaders other than the Chief Executive Officer on an annual basis. The Compensation Committee has the discretion to award performance bonuses. No bonuses were awarded to the Company's employees in 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee during 1996 was comprised of non-employee Directors of the Company, Messers. Dugan and Kramer. For a description of transactions between the Company and entities affiliated with such members, see "Certain Relationships and Related Transactions."

         No executive officer of the Company served on the Compensation Committee of another entity or on any other Committee of the Board of Directors of another entity performing similar functions during 1996.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

Executive Compensation Policies.

         The Compensation Committee bases its review and recommendations regarding the Company's executive compensation with the goal of attaining the following objectives: (1) to attract, motivate and retain the highest quality executives, (2) to align both the short-term and the long-term interest of executives with those of the Company's stockholders, and (3) to encourage executives to achieve their assigned tactical and strategic business objectives as well as overall corporate financial results. During 1996, the executive compensation program was generally comprised of base salary and, with respect to executives other than the Chief Executive Officer, variable bonus awards based on current corporate and individual performance.

         As described above under "Employment Agreements", the Company has an employment agreement with Mr. Turek for the Term (January 1, 1995 through December 31, 1997). Under the Turek Employment Agreement, Mr. Turek's compensation during the Term consists of a base salary and a variable annual bonus. In addition, Mr. Turek was granted an option in April 1995 to purchase 75,000 shares of Common Stock in connection with the approval of the Employment Agreement by the Board of Directors. The Committee believes that this compensation arrangement best serves the interests of stockholders by ensuring that Mr. Turek is compensated in a manner which provides incentives based upon both the short-term and long-term performance of the Company. The compensation for Mr. Turek during the Term will involve a significant proportion of pay which is at risk: the variable annual bonus and stock options (which directly relate a portion of Mr. Turek's long-term remuneration to stock price appreciation realized by the Company's stockholders).

         The discussion below regarding Mr. Turek pertains to his compensation during 1996.

Base Salary.

         Mr. Turek's base salary of $120,000 as Chief Executive Officer for 1996 was based on his prior employment agreement with the Company. The salary of the other executive officer of the Company during 1996, Mr. Schmitt, the Company's Chief Financial Officer, was based upon subjective factors such as the level of experience and competence and complexity of the duties performed by such executive officer.

Bonus.

         The Compensation Committee also reviews and approves bonus compensation for Team Leaders, other than the Chief Executive Officer, on an annual basis as described above. During 1996, no bonuses were paid to any executive officers or Team Leaders due to the Company's financial performance.


Stock Options.

         The Company's long-term incentives are in the form of stock option awards. The objective of these awards is to advance the longer-term interests of the Company and its stockholders and complement incentives tied to annual performance. These awards provide rewards to executives upon the creation of incremental stockholder value and the attainment of long term earnings goals. Stock options only produce value to executives if the price of the Company's stock appreciates, thereby directly linking the interest of executives with those of stockholders. During 1996, no options were granted to any executive officers due to the Company's financial performance.

Compliance With Internal Revenue Code Section 162(m).

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer or four other most-highly compensated executive officers named in the proxy statement. The Compensation Committee has reviewed the possible effect on the Company of
Section 162(m), and it does not believe that such section will be applicable to the Company in the foreseeable future, but will review compensation practices as circumstances warrant. To this effect, the Plan makes it possible for the Company to satisfy the conditions for an exemption from Section 162(m)'s deduction limit. However, other characteristics of a grant effect whether or not compensation received from a stock option is counted in determining whether an executive officer has received compensation in excess of $1 million.


                             COMPENSATION COMMITTEE

                             Timothy A. Dugan
                             Lavern D. Kramer


PERFORMANCE INFORMATION

         The following graph compares the performance of the Company with the performance of the NASDAQ Composite Index and the average performance of a group consisting of the Company's peer corporations which are industry competitors for the period from April 1, 1992, the day when the Company's Common Stock began publicly trading on the NASDAQ National Market, to December 31, 1996. The corporations making up the peer companies group are Advance Circuits Inc., Electronic Fab Technology Corp., Merix Corp., Norris Communications Corp., Talomar Med Technologies Inc. and Parlex Corp. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at April 1, 1992 and that all dividends, if any, were reinvested.



                                   [GRAPH]

                  01-Apr-92    30-Jun-92    31-Dec-92    30-Jun-93    31-Dec-93    30-Jun-94    31-Dec-94    30-Jun-95    31-Dec-95
M-Wave Inc.        100                        73          129          193          179          215          252          96

Peer Group         100           67           50           37           35           46           53           52          56

Nasdaq Composite
Index              100           93          113          138          130          119          127          158         180

                  30-Jun-96    31-Dec-96
M-Wave Inc.         65           36

Peer Group          74           41

Nasdaq Composite
Index              203          228

                              CERTAIN TRANSACTIONS

         The Company and the First Chicago Entities are parties to a Registration Rights Agreement dated July 21, 1993 (the "Registration Rights Agreement"). Pursuant to the

Registration Rights Agreement, the Company granted to the First Chicago Entities certain registration rights with respect to the shares of Common Stock acquired by the First Chicago Entities in July, 1993. The Registration Rights Agreement provides the First Chicago Entities with the right to require the Company, subject to certain limitations, to effect two registrations (or three in the event of a proration in connection with the second registration) of such shares under applicable securities laws upon demand by the First Chicago Entities; provided that the First Chicago Entities are only entitled to one such registration prior to July 21, 1996. The First Chicago Entities are also entitled to request that such shares be included in any registration of shares of Common Stock initiated by the Company. In connection with the Registration Rights Agreement, the Company and the First Chicago Entities have agreed to indemnify each other against certain liabilities under the Securities Act of 1933 or other applicable securities laws.

3.       INDEPENDENT AUDITORS

         The Board of Directors recommends that stockholders ratify the appointment of Deloitte & Touche LLP by voting "FOR" ratification of Deloitte & Touche LLP as the Company's auditors for 1997. In the event such selection is not ratified, the Board of Directors will reconsider its selection.

         Deloitte & Touche LLP has audited the Company's financial statements since 1989. Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


4.       OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those listed in the Notice of Meeting is to be presented for action at the Annual Meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.




May 5, 1997

                                   EXHIBIT A

                              AMENDED AND RESTATED
                                  M-WAVE, INC.
                             1992 STOCK OPTION PLAN


         The Plan. The M-Wave, Inc. 1992 Stock Option Plan, as established by M-Wave, Inc., a Delaware corporation (the "Company"), effective February 28, 1992, and as previously amended and restated effective as of April 24, 1995, is hereby further amended and restated as set forth herein effective
February 3, 1997 (as so amended and restated, the "Plan"), subject to the approval of the holders of a majority of the shares of Stock (as defined below) present or represented and entitled to vote at the Company's 1997 annual meeting of stockholders. Notwithstanding any other provision of this Plan, no option granted subject to the approval of this amendment and restatement may be exercised before such stockholder approval is obtained and, if such approval is not obtained, all such outstanding options shall become void and no further grants shall be made pursuant to this Plan.

         1. Purpose. The primary purpose of the Plan is to encourage key employees and directors of the Company and its Subsidiaries (as defined below) to acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by, or a director of, the Company and its Subsidiaries. The Plan also is intended to attract, employ and retain key employees and directors and to provide such directors and employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

         2.   Definitions.

         As used in the Plan, the terms set forth below shall have the following meanings (such meanings to be equally applicable in both the singular and plural forms):

         (a)  "Board" means the Board of Directors of the Company.

         (b) "Cause" means (i) the commission by the Grantee of any felony or other crime involving dishonesty, fraud or moral turpitude, or (ii) the Grantee's gross negligence in the performance of his or her duties or (iii) the willful engagement by the Grantee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.

         (c)  "Change of Control" means any one or more of the following:

              (i) the acquisition or holding by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (other than by the Company, any Subsidiary, any employee benefit plan of the Company or a Subsidiary, Mr. Joseph A. Turek, First Capital Corporation of Chicago or its affiliates, or Cross Creek Partners II or its affiliates) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 40% or more of either the then-outstanding Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors ("Voting Power"); except that no such person, entity or group shall be deemed to own beneficially any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary; provided, however, that no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares and the Voting Power of such corporation are then-beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Stock and voting securities of the Company immediately before such acquisition in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding Stock or the Voting Power of the Company, as the case may be; or

              (ii) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by at least a majority of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act)) shall be deemed to be members of the Incumbent Board; or

              (iii) approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which persons who were the respective beneficial owners of the Stock and Voting Power of the Company immediately before such merger, reorganization or consolidation do not, immediately thereafter, beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding common shares and the Voting Power of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

         (d) "Committee" means the committee of the Board appointed pursuant to Section 4.

         (e)  "Company" -- see the introductory paragraph.

         (f) "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

         (g)  "Effective Date" means February 28, 1992.

         (h) "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:

              (i) if a security is listed on national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

              (ii) if a security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

              (iii) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Committee.

         (i) "Grant Date" means the date of grant of an option determined in accordance with Section 6.

         (j)  "Grantee" means an individual who has been granted an option.

         (k)  "including" means "including, without limitation".

         (l) "1934 Act" means the Securities Exchange Act of 1934. References to a particular section of, or rule under, the 1934 Act include references to successor provisions.

         (m) "Option Price" means the per share purchase price of Stock subject to an option.

         (n)  "Plan" -- see the introductory paragraph.

         (o)  "SEC" means the Securities and Exchange Commission.

         (p) "Section 16 Grantee" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

         (q) "Stock" means the common stock, par value of $.01 per share, of the Company.

         (r) "Subsidiary" means a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

         (s) "Termination of Employment" occurs the first day an individual is for any reason entitled to severance payments under the personnel policies of, or an employment agreement with, the Company or a Subsidiary or is no longer employed by the Company or any of its Subsidiaries, or, with respect to an individual who is an employee of a Subsidiary, the first day the Company no longer owns voting securities possessing at least 50% of the aggregate voting power of such Subsidiary's outstanding voting securities, or with respect to a director of the Company who is not an employee, the first day the person ceases to be a director of the Company.

         3.   Scope of the Plan.

         (a) An aggregate of 750,000 shares of Stock is hereby made available and is reserved for delivery on account of the exercise of options. Such shares may consist of either treasury shares or newly-issued shares. The number of shares for which options may be granted to any Grantee in any calendar year shall not exceed 215,000.

         (b) If and to the extent an option shall expire or terminate for any reason without having been exercised in full (including a cancellation and regrant of an option pursuant to Section 14), the shares of Stock associated with such option shall become available for other options under the Plan.

         4.   Administration.

         (a) Subject to Section 4(b), the Plan shall be administered by a committee ("Committee") which shall consist of not less than two persons. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and Code Section 162(m) as then in effect.

         (b) The Board may, in its discretion, delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to options to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or a Subsidiary. To the extent that the Board delegates the authority and responsibility of the Committee to such other committee, all references to the "Committee" in the Plan shall be to such other committee.

         (c) The Committee shall have full and final authority, in its discretion, but subject to all provisions of the Plan, as follows:

              (i)  to grant options,

              (ii) to determine when options may be granted, the Option Price and the individuals to whom options shall be granted,

              (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

              (iv) to prescribe, amend and rescind rule relating to, and consistent with, the plan,

              (v) to determine the terms and provisions of the written agreements by which all options shall be granted ("Option Agreements") and, with the consent of the Grantee, to modify any such Option Agreement at any time,

              (vi) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any option,

              (vii) to make such adjustments or modifications to options to Grantees employed outside the United States as are necessary and advisable to fulfill the purposes of the Plan, and

              (viii) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of options as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of options which may from time to time be exercised by a Grantee.

         The determination of the Committee on all matters relating to the Plan or any Option Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option.

         5. Eligibility. Options may be granted to any employee or director of the Company or any Subsidiary. In selecting the employees or directors to whom options may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each option, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

         6.   Conditions to Grants.

         (a)  General Conditions.

              (i) The Grant Date of an option shall be the date on which the Committee grants the option or such later date as specified in advance by the Committee.

              (ii) The term of each option shall be a period of not more than 10 years from the Grant Date, and shall be subject to earlier termination as herein provided.

         (b) Grant of Options and Option Price. The Option Price of an option granted shall be determined by the Committee no later than the Grant Date of the option and shall not be less than 80% of the Fair Market Value of the Stock on the Grant Date.

         7. Company Right to Terminate. No obligation of the Company or any Subsidiary as to the length of any Grantee's employment shall be implied by the terms of the Plan, any grant of an option hereunder or any Option Agreement. The Company and its Subsidiaries reserve the same rights to terminate the employment of any Grantee as existed before the Effective Date.

         8. Non-transferability. Each option granted hereunder is not assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code).

         9.   Exercise.

         (a) Exercise of Options. Subject to Sections 4(c)(vi), 9(b) and 13 and such terms and conditions as the Committee may impose, each option granted shall be exercisable in one or more installments commencing not less than six months after its Grant Date unless otherwise determined by the Committee. Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option. The Option Price of any shares of Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of (i) cash, or (ii) Stock valued at its Fair Market Value on the business day next preceding the date of exercise, including with the consent of the Committee, by pyramiding (i.e., paying the Option Price with shares of Stock simultaneously acquired by option exercise).

         (b) Acceleration of Exercisability. The Committee, in its sole discretion, but subject to Section 9(c), shall have the authority to accelerate on an individual-by-individual basis or group basis, the time at which outstanding options or any part thereof become exercisable to such earlier date or dates as determined by the Committee. The exercisability of an option may be accelerated at any time (including after a Termination of Employment) before its termination or the expiration of its term. In the event of a Change of Control, all unvested options (regardless of when granted) shall automatically become immediately vested and exercisable.

         10. Election under Section 83(b). The Committee may, in its discretion, require on the Grant Date or any later date, a Grantee, in connection with the exercise of any option, to make the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in such Section and such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of
Section 83(b) of the Code.

         11.  Mandatory Withholding Taxes.

         (a) Whenever under the Plan, shares of Stock are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan or (iii) any combination of the foregoing.

         (b) If any election described in Section 10 is made, then the person making such election shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

         12.  Elective Share Withholding.

         (a) Subject to Section 12(b), a Grantee who is an employee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise of an option (a "Taxable Event") having a Fair Market Value equal to:

              (i) the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event; or

              (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

         (b) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

              (i) any Grantee's election shall be subject to the Committee's right to revoke such election of Share Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so in the Option Agreement;

              (ii) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined; and

              (iii)  the Grantee's election shall be irrevocable.

         13. Termination of Employment. If the Grantee has a Termination of Employment for Cause, any unexercised option shall terminate immediately upon the Grantee's Termination of Employment. If the Grantee has a Termination of Employment for any reason other than Cause, then any unexercised option may be exercised, in whole or in part, to the extent exercisable on the date of the Grantee's Termination of Employment, not later than the 30th day following the Grantee's Termination of Employment unless the Committee in its discretion provides otherwise in the Option Agreement or in an amendment thereto.

         14. Substituted Awards. If the Committee cancels with the consent of the Grantee any option granted to the grantee (granted under this Plan, or any plan or any entity acquired by the Company or a Subsidiary), and a new option is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new option subject to the express provisions of the plan relating to new option grants.

         15.  Securities Law Matters.

         (a) If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

         (b) If based upon the advice of counsel for the Company, the Committee determines that the exercise of any option would cause the Company to violate any applicable provision of (i) federal or state securities law or (ii) the listing requirements of any national securities exchange or quotation system on which are listed or quoted any of the Company's equity securities, then the Committee may postpone any such exercise, but the Company shall use all reasonable efforts to cause such exercise to comply with all such provisions at the earliest practicable date.

         16. No Employment Rights. Neither the establishment of the Plan, nor the granting of any option shall be construed to (a) give any Grantee the right to remain a director or employed by the Company or any Subsidiary or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any Subsidiary to modify, amend, or terminate any of its employee benefit plans.

         17. Rights as a Stockholder. A Grantee shall not, by reason of any option have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise of such option until such shares have been delivered to him.

         18. Nature of Payments. Any and all grants or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

         19. Non-Uniform Determinations. Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, options (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Option Agreements as to (a) the identity of the Grantees, and (b) the terms and provisions of options. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

         20.  Adjustments.  The Committee shall make equitable adjustment of:

         (a) the aggregate number of shares of Stock available and the calendar year limit as described in Section 3(a),

         (b)  the number of shares of Stock subject to each option, and

         (c)  the Option Price of each option,

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, asset spin-off, reorganization, or similar event, of or by the Company.

         21. Amendment of the Plan. The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required under the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities.

         22.  Termination of the Plan.  The Plan shall terminate on the tenth
(10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any option then outstanding under the Plan.

         23. Controlling Law. The law of the State of Illinois, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

         24. Severability. If all or any part of the plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

PROXY                          M-WAVE, INC.                              PROXY


                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 4, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby (i) appoints Joseph A. Turek and Paul H. Schmitt and each of them as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of M-Wave, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the Union League Club, 65 W. Jackson, Chicago, Illinois, on Wednesday, June 4, 1997 at 10:00 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given below, said shares will be voted "FOR" the election of the Director nominated by the Board of Directors and "FOR" the proposals to: (i) approve the Company's Amended and Restated 1992 Stock Option Plan and (ii) ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors.

            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

/ / Check Box if you plan to attend the meeting.       (Continued and to be
                                                        signed on reverse side.)

--------------------------------------------------------------------------------

                                                          For      Withhold
1.  ELECTION OF DIRECTOR:
    Nominee: Joseph A. Turek                               / /        / /


                                                       For   Against  Abstain
2. Approval of the Amended and Restated 1992           / /     / /     / /
   Stock Option Plan.

                                                      For   Against    Abstain
3. Ratify appointment of independent auditors.        / /     / /        / /

4. In their discretion to act on any other matters which may properly come before the Annual Meeting.



THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ABOVE PROPOSALS.


                                                  Dated:__________________, 1997


Signature(s)___________________________________________________________________

_______________________________________________________________________________
Your signature to this Proxy form should be exactly the same as the name imprinted herein. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the name of each joint owner must be signed.

--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

                            YOUR VOTE IS IMPORTANT!

            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.